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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


              We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 24, 2001, appearing in Credit Acceptance Corporation's Annual Report on Form 10-K for the year ended December 31, 2000.

/s/    DELOITTE & TOUCHE LLP
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DELOITTE & TOUCHE LLP



Detroit, Michigan
August 10, 2001